As filed with the Securities and Exchange Commission on July 10, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) July 9, 1997


                        NIAGARA MOHAWK POWER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


   1-2987                                                15-0265555
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(Commission File Number)                      (IRS Employer Identification No.)


300 Erie Boulevard West, Syracuse, NY                       13202
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (315) 474-1511
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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                             Exhibit Index on Page 5

Items 1-4.  Not Applicable.


Item 5.     Other Events.

            On July 9, 1997, Niagara Mohawk Power Corporation (the "Company") entered into a Master Restructuring Agreement (the "MRA") with sixteen independent power producers (the "IPPs") who have twenty-nine power purchase agreements with the Company. Pursuant to the MRA, such power purchase agreements will be terminated, restated or amended, in exchange for an aggregate of $3,555,000,000 in cash, $50,000,000 in short term notes or cash (at the Company's option), forty-six million shares of the Company's Common Stock and certain fixed price swap contracts. A schedule setting forth the quantities and prices for the new contracts is filed as Exhibit 99.3 hereto and incorporated herein by reference. The closing of the MRA is conditioned upon, among other things, the Company and the IPPs negotiating their individual restated and amended contracts, the receipt of all regulatory approvals, the receipt of all consents by third parties necessary for the transactions contemplated by the MRA (including the termination of the existing power purchase contracts and the termination or amendment of all related third party agreements), the IPPs entering into new third party arrangements which will enable each IPP to restructure its projects on a reasonably satisfactory economic basis, the Company having completed all necessary financing arrangements and the Company and the IPPs having received all necessary approvals from their respective boards of directors, shareholders and partners. While one or more IPPs may under certain circumstances terminate the MRA with respect to itself, the Company's obligation to close the MRA is subject to its determination that as a result of any such terminations the benefits anticipated to be received by the Company pursuant to the MRA have not been materially and adversely affected. The foregoing is qualified in its entirety by the text of the MRA, a copy of which is filed as Exhibit 10.28 hereto and incorporated herein by reference.


Item 6.  Not Applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) - (b)    Not Applicable.




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



         (c)  Exhibits Required by Item 601 of Regulation S-K.


     Exhibit Number            Description
     --------------            -----------

          10.28 Master Restructuring Agreement, dated as of July 9, 1997, between the Company and the sixteen independent power producers signatory thereto

          99.1         Press Release, dated July 10, 1997

          99.2 Slide presentation to be provided to analysts on July 11, 1997 concerning Master Restructuring Agreement. (The slide presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Niagara Mohawk Power Corporation, including statements relating to (a) energy cost savings that will be realized by consummation of the Master Restructuring Agreement including, by implication, market prices for energy; (b) the impact of the transaction on cash flow; and (c) management plans and objectives for the Company's future operations. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) failure of some independent power producers to consummate the proposed transaction; (2) changes in market prices for electric energy; (3) changes in financing costs; (4) federal income tax treatment of the transaction; (5) changes in capital expenditures; (6) general economic conditions, either nationally or in New York state, are less favorable than expected; (7) regulatory treatment of the transaction, including a prudence determination, establishing appropriate price levels, authorizing regulatory assets and stranded cost recovery; or (8) legislative or regulatory changes adversely affect the business in which the Company would be engaged.)

          99.3         Contract Schedule


Items 8-9.  Not Applicable.






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

           NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

                                            NIAGARA MOHAWK POWER CORPORATION
                                                    (Registrant)


                                            By:  /s/  Steven W. Tasker
                                               ---------------------------------
                                               Steven W. Tasker
                                               Vice President-Controller and
                                               Principal Accounting Officer



Date:  July 10, 1997

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                    Description
--------------                    -----------

     10.28 Master Restructuring Agreement, dated as of July 9, 1997, between the Company and the sixteen independent power producers signatory thereto

     99.1             Press Release, dated July 10, 1997

     99.2 Slide presentation to be provided to analysts on July 11, 1997 concerning Master Restructuring Agreement. (The slide presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Niagara Mohawk Power Corporation, including statements relating to (a) energy cost savings that will be realized by consummation of the Master Restructuring Agreement including, by implication, market prices for energy; (b) the impact of the transaction on cash flow; and (c) management plans and objectives for the Company's future operations. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) failure of some independent power producers to consummate the proposed transaction; (2) changes in market prices for electric energy; (3) changes in financing costs; (4) federal income tax treatment of the transaction; (5) changes in capital expenditures; (6) general economic conditions, either nationally or in New York state, are less favorable than expected; (7) regulatory treatment of the transaction, including a prudence determination, establishing appropriate price levels, authorizing regulatory assets and stranded cost recovery; or (8) legislative or regulatory changes adversely affect the business in which the Company would be engaged.)

     99.3             Contract Schedule





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